Summary Prospectus May 1, 2010, as revised May 14, 2010


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND






CLASS/Ticker    A   RRGAX    C   RRGCX    INST   RRGIX    S   RRGTX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at https://www.dws-investments.com/mutualpros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 621-1048 (A, C), (800) 730-1313 (INST) and
(800) 728-3337 (S) or asking your financial advisor. The prospectus and SAI, both dated May 1, 2010, as revised May 14, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class in the prospectus (p. 9) and Purchase and Redemption of Shares in the fund's SAI (p. I-9).


SHAREHOLDER FEES (paid directly from your investment)


                                                       A          C       INST          S
                                            ------------  ---------  ---------  ---------
Maximum sales charge (load) on purchases,
as % of offering price                            5.75      None       None       None
-------------------------------------------       ----      --         --         --
Maximum contingent deferred sales charge
(load), as % of redemption proceeds           None(1)     1.00         None       None
-------------------------------------------   --------    ----         --         --
Redemption/exchange fee on shares owned
less than 15 days, as % of redemption pro-
ceeds                                             2.00    2.00       2.00       2.00
-------------------------------------------   --------    ----       ----       ----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                    A          C        INST           S
                                            ---------  ---------  ----------  ----------
Management fee                                  1.00       1.00       1.00        1.00
-------------------------------------------     ----       ----       ----        ----
Distribution/service
(12b-1) fees                                    0.24       1.00      None        None
-------------------------------------------     ----       ----      -----       -----
Other expenses (includes an administrative
fee)                                            0.51       0.56       0.24        0.83
-------------------------------------------     ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING EXPENSES            1.75       2.56       1.24        1.83
-------------------------------------------     ----       ----      -----       -----
Less expense waiver/reimbursement               0.09       0.15       0.00        0.42
-------------------------------------------     ----       ----      -----       -----
NET ANNUAL FUND OPERATING EXPENSES              1.66       2.41       1.24        1.41
-------------------------------------------     ----       ----      -----       -----

(1) Investments of $1 million or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

The Advisor has contractually agreed through April 30, 2011, to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at a ratio no higher than 1.66%, 2.41% and 1.41% for Class A, Class C and Class S shares, respectively. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses for Class A, Class C and Class S shares) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS           A         C      INST         S
-------  --------  --------  --------  --------
1        $ 734     $ 344     $ 126     $ 144
--       -----     -----     -----     -----
3        1,086       782       393       535
--       -----     -----     -----     -----
5        1,461     1,347       681       951
--       -----     -----     -----     -----
10       2,512     2,884     1,500     2,114
--       -----     -----     -----     -----

You would pay the following expenses if you did not redeem your shares:



YEARS           A         C      INST         S
-------  --------  --------  --------  --------
1        $ 734     $ 244     $ 126     $ 144
--       -----     -----     -----     -----
3        1,086       782       393       535
--       -----     -----     -----     -----
5        1,461     1,347       681       951
--       -----     -----     -----     -----
10       2,512     2,884     1,500     2,114
--       -----     -----     -----     -----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 114%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), in the equity securities of real estate investment trusts (REITs) and real estate operating companies listed on recognized stock exchanges around the world. A security is eligible for investment if (i) the issuer of the security has a market capitalization of at least $50 million and, in the opinion of portfolio management, at least 50% of its revenues or 50% of the market value of its assets at the time of purchase are attributed to the ownership, construction, management or sale of real estate; and (ii) it is listed on a recognized public foreign or domestic stock exchange or traded over the counter. The fund may also invest in unlisted securities that are expected to be listed on a recognized public stock exchange or traded over the counter within six months from the time of investment.


The fund's equity investments are mainly common stocks, but may also include other types of equities, such as preferred or convertible stocks. Currently, the fund does not intend to borrow for investment purposes.


The fund may also invest a portion of its assets in other types of securities. These securities may include short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing stock index futures and other derivatives, which prohibits leverage of the fund's assets by investing in a derivative security. In addition, while the fund does not currently plan to hedge foreign currency risk, the fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar transactions, in connection with its investments in securities of foreign companies.


MANAGEMENT PROCESS. The fund seeks to take advantage of the extensive expertise of its investment advisor's and its affiliates' dedicated, in-house direct real estate investment teams located in the United States, Europe, Asia and Australia.


In choosing securities, portfolio management uses a combination of two analytical disciplines:


TOP-DOWN RESEARCH. Portfolio management analyzes market-wide investment conditions to arrive at the fund's weighting across regional markets (i.e., the portfolio weighting across investments in the Americas, Europe, Asia and Australia), and, within these regions, its strategy across investment sectors, such as office, industrial, retail, hospitality and residential apartment real estate sectors. The research includes analysis of various factors, including real estate market dynamics (such as supply/demand conditions), the economic environment (such as interest rates, inflation and economic growth), expected capital flow dynamics and exchange rate conditions.


BOTTOM-UP RESEARCH. Portfolio management analyzes characteristics and investment prospects of a particular security relative to others in its local market to actively manage the fund's exposure to individual securities within each region. Disciplined valuation analysis drives this decision-making process, guiding portfolio management to invest in securities they believe can provide superior returns over the long-term, and to sell those that they believe no longer represent the strongest prospects. The fund's security selection strategy focuses on identifying securities that have the potential for price appreciation and pay attractive, reliable dividends. It is expected that the majority of the fund's returns will be generated by security-specific investment decisions, which are the responsibility of portfolio managers located in the respective geographical regions.


The Global Property Asset Allocation Committee of the investment advisor and its affiliates, which is comprised of the portfolio managers from each region and chaired by the lead portfolio manager for global real estate security investments, determines the allocation of the fund's investments across geographic regions.

--------------------------------------------------------------------------------

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the



                                       2
SUMMARY PROSPECTUS May 1, 2010, as revised May 14, 2010   DWS RREEF Global Real
Estate Securities Fund
fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

CONCENTRATION RISK - REAL ESTATE SECURITIES. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting real estate securities, including REITs, will have a significant impact on the fund's performance. In particular, real estate companies can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, increases in property taxes and operating expenses, liability or losses owing to environmental problems, falling rents (whether owing to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, and losses from casualty or condemnation. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


For more about fund risks, including additional risk factors not discussed in this summary prospectus, see the fund's prospectus and SAI.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.




[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]







  -7.84      -48.64    36.71
   2007      2008      2009




Best Quarter: 35.70%, Q2 2009      Worst Quarter: -32.67%, Q4 2008
Year-to-Date as of 3/31/10: 2.98%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

These returns include sales charges, if any. Indexes have no sales charges and cannot be invested in directly. After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any



                                       3
SUMMARY PROSPECTUS May 1, 2010, as revised May 14, 2010   DWS RREEF Global Real
Estate Securities Fund
state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.


                                 CLASS           1       SINCE
                             INCEPTION        YEAR   INCEPTION
                           -----------  ----------  ----------
CLASS A before tax            7/5/06        28.85       -7.62
-------------------------     ------        -----      ------
  After tax on
  distributions                             24.96       -9.22
  After tax on distribu-
  tions, with sale                          18.85       -7.11
-------------------------  ------           -----      ------
CLASS C before tax            7/5/06        35.68       -6.87
-------------------------     ------        -----      ------
INST CLASS before tax         7/5/06        37.07       -5.74
-------------------------     ------        -----      ------
CLASS S before tax            7/5/06        37.13       -5.81
-------------------------     ------        -----      ------
THE FTSE EPRA/NAREIT
DEVELOPED INDEX                             38.26       -4.76
-------------------------  ------           -----      ------

Index comparison begins on June 30, 2006.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR:
RREEF America L.L.C.


SUB-SUBADVISORS:

RREEF Global Advisors Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited.


PORTFOLIO MANAGER(S)

JOHN F. ROBERTSON, CFA, MANAGING DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2006.


DANIEL EKINS, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.


JOHN HAMMOND, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.


WILLIAM LEUNG, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.


JOHN W. VOJTICEK, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.


JERRY W. EHLINGER, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2010.


ROSS MCGLADE, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2010.




PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                         AUTOMATIC
                                        UGMAS/          INVESTMENT
             NON-IRA            IRAS     UTMAS               PLANS
        ------------  --------------  --------  ------------------
A C         1,000            500       1,000             500
------      -----            ---       -----             ---
INST    1,000,000           N/A         N/A             N/A
------  ---------           ----       -----            ----
S           2,500          1,000       1,000           1,000
------  ---------          -----       -----           -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, C and S shares and no minimum additional investment for Class A and Class S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000.


TO PLACE ORDERS


MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A or C shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 9 a.m. - 6 p.m. ET
                                        Institutional Class shares: (800) 730-1313
                                        M - F 8:30 a.m. - 6 p.m. ET
TDD LINE                                (800) 728-3006, M - F 9 a.m. - 6 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Institutional Class shares are generally available only to qualified institutions.



TAX INFORMATION


The fund's distributions (dividend and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       4
                                    DWS RREEF Global Real Estate Securities Fund
             SUMMARY PROSPECTUS May 1, 2010, as revised May 14, 2010 DRGRESF-SUM